QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14(a)-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Boston Private Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS

April 29, 2004 at 10:00 a.m.

Notice to: Stockholders of BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Boston Private Financial Holdings, Inc. (the "Company") will be held at Ten Post Office Square, 2nd Floor, Boston, Massachusetts 02109, on Thursday, April 29, 2004 at 10:00 a.m., for the following purposes:

  1.
  to elect four (4) Class I Directors of the Company;

  2.
  to approve a new 2004 Stock Option and Incentive Plan (the "2004 Plan") for officers, employees, Non-Employee Directors and other key persons of the Company and its subsidiaries;

  3.
  to approve the Boston Private Financial Holdings Annual Executive Incentive Plan (the "Executive Incentive Plan"); and

  4.
  to consider and act upon any other matter which may properly come before the Meeting or any adjournment or postponement thereof.

        Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed.

        The Board of Directors has fixed the close of business on March 3, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND TO MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED BY DELIVERY OF A LATER DATED PROXY. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY DELIVERED A PROXY.

                      By Order of the Board of Directors

                      MARGARET W. CHAMBERS
                       Clerk

Boston, Massachusetts
Dated: March 17, 2004

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Ten Post Office Square
Boston, Massachusetts 02109

PROXY STATEMENT
Annual Meeting of Stockholders
To be held on Thursday, April 29, 2004

GENERAL

        This Proxy Statement is furnished to the stockholders of Boston Private Financial Holdings, Inc., a Massachusetts corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders of the outstanding shares of the Common Stock, par value $1.00 per share (the "Common Stock"), of the Company for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on April 29, 2004 at 10:00 a.m. Boston time, at Ten Post Office Square, 2nd Floor, Boston, Massachusetts 02109 and at any adjournment or postponement thereof, for the purposes set forth herein.

        The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy are first being sent to stockholders on or about March 17, 2004.

        The shares represented by the enclosed proxy will be voted as specified therein if the proxy is properly executed and received prior to the Meeting and not properly revoked. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the proposals contained in the proxy, including the nominees for election to the Board of Directors. In accordance with Securities and Exchange Commission (the "Commission") rules, boxes and instructions are provided on the enclosed proxy card for stockholders to mark if they wish (i) either to vote "for" or to "withhold authority" to vote for one or more of the Company's nominees for Directors, (ii) either to vote "for" or "against" the approval of the 2004 Stock Option and Incentive Plan or to "abstain" from voting to approve the 2004 Stock Option and Incentive Plan, or (iii) either to vote "for" or "against" the approval of the Boston Private Financial Holdings Annual Executive Incentive Plan or to "abstain" from voting to approve the Boston Private Financial Holdings Annual Executive Incentive Plan. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        A stockholder of record may revoke a proxy by (i) filing an instrument of revocation with the Company at Ten Post Office Square, Boston, Massachusetts 02109, Attention: Clerk, (ii) by filing a duly executed proxy bearing a later date, or (iii) by appearing in person at the Meeting and withdrawing the proxy.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

VOTING AND QUORUM

        The Board of Directors has fixed the close of business on March 3, 2004, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the Record Date 26,522,732 shares of Common Stock were outstanding and entitled to vote at the Meeting and there were 1,473 stockholders of record.

        The holders of each share of Common Stock outstanding as of the close of business on the Record Date shall be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Transferees after such date will not be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share held of record for each matter properly submitted for consideration at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock constitutes a quorum for the transaction of business at the Meeting. Abstentions and "broker non-votes" (that is, shares represented at the meeting which are held by a broker or nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote with respect to such matters for purposes of determining whether a quorum is present. With respect to the election of directors, such election shall be determined by a plurality of votes cast by stockholders. Shares represented by a proxy that withholds authority to vote for a particular nominee or nominees and broker non-votes will be disregarded in determining the "votes cast" for the election of directors and will not affect the election of the nominees.

ANNUAL REPORT

        All holders of record are being sent herewith a copy of the Company's 2003 Annual Report, which contains audited financial statements of the Company for the fiscal years ended December 31, 2003, 2002 and 2001, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Commission on or about March 12, 2004. These reports, however, are not part of the proxy soliciting material.

PROPOSAL 1.
ELECTION OF DIRECTORS

        The Board of Directors of the Company consists of twelve members divided into three classes, with each class elected for a three-year term. One class of Directors is elected by the Company's stockholders at each annual meeting of stockholders. At the Meeting, four Class I Directors will be elected to serve until the 2007 annual meeting and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. All four of the nominees are currently serving on the Board of Directors. The Board of Directors has nominated Eugene S. Colangelo, Harold A. Fick, Allen L. Sinai, and Timothy L. Vaill for re-election as Class I Directors.

        Each nominee has agreed to continue to serve as a Director if re-elected. If any nominee shall become unavailable for any reason, all proxies will be voted for the election of such other person as the Board of Directors may recommend.

        Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates FOR the election of the nominees to the Board of Directors.

        The Board of Directors of the Company recommends a vote FOR the election of the four nominees to the Board of Directors as Class I Directors of the Company.

INFORMATION REGARDING DIRECTORS

        The following table sets forth certain information regarding the Directors of the Company, including the nominees for election at the Meeting as Class I Directors, based on information furnished by them to the Company:

		Age	Director Since
Class I—Term Expires 2004
Eugene S. Colangelo (1) (2)	Westborough, MA	56	1987
Harold A. Fick (2)	Hillsborough, CA	64	2001
Allen L. Sinai (2)	Lexington, MA	64	1995
Timothy L. Vaill (2)	Andover, MA	62	1993
Class II—Term Expires 2005
Arthur J. Bauernfeind	Boston, MA	66	1997
Peter C. Bennett (1)	Hingham, MA	65	1986
Kathleen M. Graveline	Boston, MA	52	2003
Walter M. Pressey	Belmont, MA	59	2001
Class III—Term Expires 2006
Herbert S. Alexander	Westborough, MA	61	1991
Lynn Thompson Hoffman	Santa Fe, NM	55	1994
Richard N. Thielen	Boston, MA	63	1999
Richard I. Morris, Jr	London, England	54	2003

(1)
Includes service as a director of Boston Private Bank & Trust Company ("Boston Private Bank") prior to the formation of the holding company structure in 1988.

(2)
Nominee for election or re-election.

        The principal occupation and business experience during the last five years of each Director and nominee for election or re-election as Class I Directors is set forth below:

        Herbert S. Alexander, CPA.    Mr. Alexander is founder, President and Chief Executive Officer of Alexander, Aronson, Finning & Co., P.C., a firm of certified public accountants and consultants established in 1973. He serves on the Alumni Board of Boston University School of Management and on the Investment Committee of Morgan Memorial Goodwill Industries in Boston, Massachusetts, and formerly served on the board of directors of the Massachusetts Society of Certified Public Accountants and the Massachusetts Easter Seal Society. Additionally, he is a member of the Advisory Council of the Northeastern University Graduate School of Professional Accounting, Co-Chair of the YWCA of Central Massachusetts Capital Campaign and Chair of the Easter Seals Annual Campaign in Central Massachusetts. Mr. Alexander is also a director of Boston Private Bank.

        Arthur J. Bauernfeind.    Mr. Bauernfeind is Chief Executive Officer and Chairman of Westfield Capital Management Company, LLC ("Westfield Capital"), a wholly-owned subsidiary of the Company. He joined Westfield Capital in 1990, and is an Investment Strategist and Portfolio Manager with direct responsibility for covering transportation, banking and finance, economics and fixed income markets. Mr. Bauernfeind is the Chairman of Trustees of Murray State University and in 1998, was awarded an honorary Doctorate of Humane Letters from Murray State as well. He is also a Trustee of the Tufts/New England Healthcare Foundation. Additionally, Mr. Bauernfeind is a director and former President of the Boston Economic Club and a member of the Boston Security Analysts Society and is a Chartered Financial Analyst.

        Peter C. Bennett.    Mr. Bennett is a private investor and former Executive Vice President and director of State Street Research & Management Company where he was a senior executive from 1984 to 2001 when he retired. Mr. Bennett is Chairman of the Board of Directors of Christian Camps & Conferences, Inc., Boston, Massachusetts, and is Chairman of the Board of Trustees of Gordon College where he also serves on the Finance Committee. Additionally, he serves on the Board of Advisors of Business Technology Alliance in Boston and Manomet Center for Conservation Sciences, and he is a member of the Board of Directors of AssetStream in Woburn, Massachusetts.

        Eugene S. Colangelo.    Mr. Colangelo is Chairman of the Board of Julio Enterprises and has served as such since the early 1980s. Julio Enterprises, a conglomerate headquartered in Westborough, Massachusetts, operates numerous businesses including retail, publishing and real estate. He is a member of the Board of Directors of Morgan Memorial Goodwill Industries in Boston, Massachusetts, and is currently Chairman of the Retail Oversight Committee. Mr. Colangelo serves as Chairman of the Board of Directors of Boston Private Bank.

        Harold A. Fick.    Mr. Fick joined the Management Training Program at the Bank of California in 1963 and subsequently served in various positions including Planning Officer and Budget Director. In 1969, he joined Redwood Bank to open that bank's San Mateo office at which he served as Vice President and Manager until March 1978, when he transferred to the Corporate Banking Division where he remained until his association with Borel Private Bank & Trust Company ("Borel"), of which he was a founder, in 1979. He retired as Chief Executive Officer of Borel in 1999, but continues to serve as a director and Vice Chairman of the Board of Borel.

        Kathleen M. Graveline.    Ms. Graveline is a retired financial services executive. She was formerly Executive Vice President of John Hancock Financial Services (1996-2001) where she was responsible for managing all facets of the Retail Sector. She also spent three years as Senior Vice President of Alternative Channels and Product Management at John Hancock. Prior to joining Hancock, she held the position of Senior Vice President of Fidelity Investments High Net Worth Group. Her other roles have included serving as Managing Partner of the Communique Group, a marketing and promotions firm, and Senior Vice President of The Boston Company where she held various positions in the marketing and product development areas of the bank. Ms. Graveline is also on the board of directors of Boston Private Bank.

        Lynn Thompson Hoffman.    Mrs. Hoffman is an attorney and private investor. A former investment banker with Paine Webber and publisher with Houghton Mifflin Company, Mrs. Hoffman has served as Director of First Mutual Bank, the American Association of Publishers and the Massachusetts Society for the Prevention of Cruelty to Children where she chaired the Finance and Investment Committee. She has also served as Overseer of the New England Conservatory, Harvard Community Health Plan, and Babson College and was the past President of the Shirley Eustis House Association. Mrs. Hoffman is a Director of the Museum of New Mexico Foundation where she chairs the Marketing Committee and serves on the Finance and Investment Committees. She resides in Santa Fe, New Mexico.

        Richard I. Morris, Jr.    Mr. Morris retired as Vice Chairman of Putnam Lovell NBF on December 31, 2002. He joined Putnam Lovell (formerly known as Putnam Lovell Securities, Inc.), a financial services investment banking firm, in July 1997 as Chief Operating Officer and Managing Director and established the firm's London office. Mr. Morris was elected President of Putnam Lovell in June 2001 and became Vice Chairman following the company's acquisition by National Bank Financial Inc., a subsidiary of National Bank of Canada, in June 2002. Prior to joining Putnam Lovell, Mr. Morris served as President and Chief Executive Officer of Cursitor Alliance LLC. Mr. Morris was a co-founder, Principal and Chief Financial Officer of the Cursitor companies, an international asset management and research group. He established The London Partnership Limited, which became part of Cursitor, in July 1983 and was a founding director of Cursitor Management Limited and Cursitor-Eaton Asset Management Company, the principal investment management units of the group. Prior to joining Cursitor, Mr. Morris spent fifteen years at The Boston Company, beginning as a junior programmer in the Investment Technology Group and ending as Vice President with responsibility for finance and administration of its asset management business. He formerly served as a director of the Tavistock and Portman NHS Trust and the Tavistock Clinic Foundation. Mr. Morris is currently a director of Arrowstreet Capital LP.

        Walter M. Pressey.    Mr. Pressey joined the Company in 1996 and is President and Chief Financial Officer of the Company. Prior to joining the Company, Mr. Pressey served in various senior executive capacities with Boston Safe Deposit & Trust Company and its parent, The Boston Company. His career at The Boston Company spanned twenty-six years and included, among other assignments: Treasurer and Chief Financial Officer of The Boston Company and its subsidiaries; Chief Planning Officer of The Boston Company; and Manager of Cash Management Services. Mr. Pressey serves as Vice Chairman and Treasurer on the Board of Trustees of the CBR Institute for Biomedical Research, a non-profit medical research firm affiliated with the Harvard Medical School and Children's Hospital in Boston. Mr. Pressey also serves as Vice President and Director of Financial Executives International of Boston. Formerly, Mr. Pressey was President and a member of the Board of Governors of the Harvard Business School Alumni Association of Boston. He previously served as a Director of the Harvard Business School and Harvard Alumni Association. He was also President of the Treasurers Club of Boston and served as Founder, Director and Treasurer of the Foundation for Belmont Education. He also was Trustee and Treasurer of the Massachusetts Horticultural Society. Pursuant to the terms of the documents evidencing the recent acquisitions of First State Bank of California ("FSB"), Dalton, Greiner, Hartman, Maher & Company, LLC ("DGHM") and Bingham, Osborn & Scarborough, LLC ("BOS") (collectively referred to herein as the "New Affiliates"), the Company has the right to have one or two representatives on each of the New Affiliates' boards of directors. It is expected that Mr. Pressey will be elected to the board of DGHM at the first meeting of that board following the closing of the acquisition.

        Dr. Allen L. Sinai.    Dr. Sinai is President, Chief Executive Officer and Chief Global Economist, Decision Economics, Inc. ("DEI"). Dr. Sinai is responsible for the DEI forecasts and analyses of the U.S. and world economic and financial markets and translating this information for use in bottom-line decisions by senior level decision-makers in financial institutions, corporations and government. Previously, Dr. Sinai served for over 13 years at Lehman Brothers, where he was Managing Director and Chief Global Economist, and the Director of Lehman Brothers Global Economics. He also served as Executive Vice President and Chief Economist of The Boston Company, a subsidiary of Shearson Lehman Brothers. Prior to Lehman Brothers, Dr. Sinai was Chief Financial Economist and Senior Vice President at the Lexington, Massachusetts based Data Resources, Inc. (DRI). Dr. Sinai has taught at numerous universities, including Brandeis, the Massachusetts Institute of Technology, Boston University, New York University and the University of Illinois-Chicago. He is a past President and Fellow of the Eastern Economic Association, and President elect of the North American Economics and Finance Association. He has been Chairman of the Committee on Developing American Capitalism (CODAC) and a member of the Time Magazine Board of Economists.

        Richard N. Thielen.    In October 1999, the Company acquired RINET Company, LLC ("RINET"), which was founded by Mr. Thielen in 1974. Mr. Thielen served as President and Chief Executive Officer of RINET until January 2003, and currently serves as Chairman and Chief Executive Officer. He became a Certified Public Accountant in Massachusetts in 1969. Prior to the formation of RINET, Mr. Thielen was employed by Price Waterhouse & Company from 1965 through 1972 and by Continental Investment Company, a Boston-based financial services, NYSE-member company, until 1974. He has served on the Board of Directors of Plymouth Rubber Company (ASE) and First Union Real Estate Investments (NYSE) in the past. In 2000, Mr. Thielen was elected as Trustee of Colby-Sawyer College, located in New London, New Hampshire. In 2001, Mr. Thielen was elected to serve as a Corporator at New England Baptist Hospital.

        Timothy L. Vaill.    Mr. Vaill is Chairman of the Board of Directors and Chief Executive Officer of the Company, which he joined on January 1, 1993. He also serves on the Board of Directors of all Boston Private subsidiary companies. Prior to joining the Company, Mr. Vaill was President of Boston Safe Deposit & Trust Company, and Executive Vice President of its parent, The Boston Company, serving as a director of both companies. He was with The Boston Company in various executive capacities for 18 years, and among other assignments, directed all of its international activities. In 1992, Mr. Vaill served in a senior consulting capacity for Fidelity Investments in Boston where he created a new business for the high net worth marketplace. Mr. Vaill serves on the Board of The Schreiber Corporation and also serves as a Director for the Boston Ten Point Coalition, the New England Aquarium, and the Board of Trustees at Bay State College in Boston. Pursuant to the terms of the documents evidencing the recent acquisitions of the New Affiliates, the Company has the right to have one or two representatives on each of the New Affiliates' boards of directors. It is expected that Mr. Vaill will be elected to the boards of DGHM, BOS and FSB at the first meeting of the respective boards following the closing of the acquisitions.

Board of Directors Meetings

        The Board of Directors held eleven meetings during 2003. All incumbent Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he or she was a member in 2003.

Director Nominations

        Directors of the Company are nominated in accordance with the Company's by-laws, which provide that directors may be nominated (i) by a majority of the Board of Directors or (ii) by any holder of record of any shares of the capital stock of the Company entitled to vote at the annual meeting of stockholders. Any stockholder who seeks to make such a nomination must be present in person at such Annual Meeting and must comply with the notice provisions set forth below under "SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING."

Committees of the Board of Directors

        The standing committees of the Board of Directors include, among others, the Audit and Risk Management Committee (the "Audit Committee"), the Governance Committee, and the Compensation Committee.

  The Audit and Risk Management Committee

        The Audit Committee consists of three members of the Board, each of whom is independent within the definition in the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board of Directors has also reviewed the requirements for designating a "financial expert" and has determined that Herbert S. Alexander meets the definition of "financial expert". Accordingly, the Board has designated Mr. Alexander as the "financial expert" on the Company's Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act. A current copy of the charter of the Audit Committee is attached to the Proxy as Exhibit A.

  The Governance Committee

        The Governance Committee periodically reviews the arrangements for the overall governance of the organization by the Board of Directors and committees, assists the Board of Directors by evaluating the performance of the Board and its committees, identifies individuals qualified to become members of the Board, recommends the slate of candidates to be nominated for election, recommends the members and the Chairs of the committees of the Board, and reviews and assesses the charters of all of the Committees of the Board. The present members of the Governance Committee are Richard I. Morris, Jr., Chair, Lynn Thompson Hoffman, Vice Chair, and Allen L. Sinai. Each member of the Governance Committee meets the independence requirements set forth in Rule 4350 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Governance Committee held four meetings in 2003.

        Historically, the Company has not received any proposals from stockholders recommending director candidates to be nominated for membership on the Board of the Company. Consequently, the Board of Directors has not viewed the development of a formal policy regarding the consideration of any director candidates recommended by stockholders to be appropriate, and the Governance Committee does not have such a formal policy. A stockholder wishing to nominate a director separately from the slate of directors nominated by the Company should follow the procedures described in this Proxy under the heading "Submission of Stockholder Proposals for 2005 Annual Meeting."

        The Governance Committee has not established any specific, minimum qualifications that it believes must be met by an individual in order to be considered for nomination by the Committee to the Company's Board of Directors, nor has the Governance Committee identified any specific qualities or skills that it believes are necessary for one or more of the Company's directors to possess. The Governance Committee considers a broad range of qualitative factors in evaluating the make-up of the Company's Board of Directors, such as specialized skills, diversity, knowledge, expertise, business contacts and relationships, and the ability to commit appropriate time to the duties of a director, in order to address the perceived needs of the overall Board of Directors.

        All nominees included in this Proxy are directors standing for re-election. The Company has not paid a fee to any third-party to identify or evaluate these potential nominees.

        A current copy of the charter of the Governance Committee is available on the Company website at www.bostonprivate.com.

  The Compensation Committee

        The Compensation Committee provides guidance to management and the Board of Directors on matters of executive compensation and related benefits, and makes recommendations to the Board of Directors where necessary on all compensation and benefits programs of the Company. The present members of the Compensation Committee are Eugene S. Colangelo, Chair, Peter C. Bennett, Vice Chair, and Kathleen M. Graveline. Each member of the Compensation Committee meets the independence requirements set forth in Rule 4350 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Compensation Committee held six meetings in 2003.

Stockholders' Communications with the Board of Directors.

        Stockholders wishing to communicate with the Company's Board of Directors should address their inquires to the Company's investor relations department by email at investor-relations@bostonprivate.com, by phone at 617-912-1900, or by mail sent to the Company's main address at Ten Post Office Square, Boston, Massachusetts 02109. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual Directors. All communications will be reviewed by the Company's investor relations department who will determine whether the communication will be relayed to the Board. Except for resumes, sales and marketing communications, or notices regarding seminars or conferences, summaries of all stockholder communications will be provided to the Board.

Directors' Attendance at Annual Meetings.

        The Company does not require Directors to attend the annual meeting of stockholders. The Company does, however, schedule a meeting of its Board of Directors on the same day as the annual meeting of stockholders to facilitate each Director's attendance at the annual meeting of stockholders. Ten of the twelve members of the Company's Board of Directors attended the Company's annual meeting of stockholders held April 30, 2003.

Compensation of Directors

        Directors of the Company, who are not full-time employees of the Company or any of its subsidiaries, will receive compensation under a compensation program which became effective January 2000. The annual retainer fee for Directors of the Company who are not full-time employees of the Company is $20,000. This annual retainer fee, at the option of the Director, is payable 50% in cash and 50% in Common Stock or 100% in such stock of the Company. In addition, non-employee Directors who serve as committee members receive an annual retainer fee, payable in cash, of $2,000 for each committee on which they serve. Chairpersons of committees receive an additional annual retainer fee, payable in cash, of $1,000. In addition to the foregoing, any outside director serving simultaneously as a member of the Board of Directors of the Company and the board of directors of a subsidiary may receive retainer fees for each board on which he or she serves. Directors of the Company are also eligible to receive options to purchase Common Stock under the Directors' Stock Option Plan (the "Directors' Plan"). Annually, on or about May 1, each non-employee Director of the Company is automatically granted an option to purchase 5,000 shares of Common Stock, pursuant to the terms and conditions of the Directors' Plan.

The Directors' Stock Option Plan

        The Directors' Plan became effective on March 31, 1993, with 90,000 shares of Common Stock reserved for issuance thereunder. In 1995, the Directors' Plan was amended to provide for an additional 110,000 shares of Common Stock to be reserved for issuance thereunder. On January 28, 1998, the Board of Directors voted to amend and restate the Directors' Plan to reserve for issuance thereunder such aggregate number of shares of Common Stock as does not exceed one percent (1%) of the total shares of outstanding Common Stock of the Company as of the last business day of the preceding fiscal year. The stockholders approved this amended and restated Directors' Plan at the Annual Meeting of Stockholders held on April 22, 1998. Effective as of January 2000, the Directors' Plan was amended to allow for the issuance of stock awards and to provide that non-employee Directors may elect to receive a portion of their annual retainers as described above. Effective as of February 7, 2003, the Directors' Plan was amended to provide that any Director who retires after serving 12 years on the Board is eligible for a one-time award of an option to purchase 10,000 shares of Common Stock. Awards under the Directors' Plan are available for both Directors of the Company and directors of Boston Private Bank.

        During 2003, 225,500 additional shares of Common Stock were available to issue under the Directors' Plan. Of this, an aggregate of 8,686 shares were issued to Directors who selected Common Stock as part of their compensation package and an aggregate of 83,500 stock options were issued. Options for an aggregate of 9,100 shares of Common Stock were exercised during 2003.

        Pursuant to the terms of the Directors' Plan, the exercise price of an option may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. All options granted under the Directors' Plan are non-qualified stock options and are not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Generally, stock options granted under the Directors' Plan will be exercisable not earlier than one year and not later than ten years after the date they are granted.

INFORMATION REGARDING EXECUTIVE OFFICERS

        The following table lists the name, age and position of each executive officer of the Company.

Name	Age	Position
Arthur J. Bauernfeind	66	Chairman and Chief Executive Officer, Westfield Capital; Director of the Company
Ronald G. Fick	63	Chief Executive Officer and Director of Borel
Jonathan H. Parker	58	President—Western Region (as of January 16, 2004); Executive Vice President (until January 16, 2004); Director of Sand Hill Advisors. Will become a Director of FSB and BOS at the next board of directors meeting following the closing of the acquisition (see "INFORMATION REGARDING EXECUTIVE OFFICERS" for more information)
Walter M. Pressey	59	President and Chief Financial Officer of the Company; Director of the Company. Will become a director of DGHM at the next board of directors meeting following the closing of the acquisition (see "INFORMATION REGARDING DIRECTORS" for more information)
Richard N. Thielen	63	Chairman and Chief Executive Officer, RINET; Director of the Company
Timothy L. Vaill	62	Chairman of the Board of Directors and Chief Executive Officer of the Company; director of Boston Private Bank, Westfield Capital, RINET, Sand Hill Advisors, BPVI and Borel. Will become a director of FSB, DGHM and BOS at the next board of directors meeting following the closing of the acquisition (see "INFORMATION REGARDING DIRECTORS" for more information)

        Pursuant to the by-laws of the Company, the President, Treasurer and Clerk of the Company hold office until the first meeting of the Directors following the next annual meeting of stockholders, or any special meeting held in lieu thereof. Other officers shall hold office for the same such term as described above, unless a shorter term is specified in the vote electing or appointing them.

        Ronald G. Fick.    Mr. Fick is Chief Executive Officer and a director of Borel. He has announced that he will retire as CEO as of February 29, 2004, but he will remain as a director. Mr. Fick's banking and trust experience commenced in 1963 when he joined Wells Fargo Bank, serving initially in the Agency Department of the bank's headquarters office. Between 1967 and 1971, Mr. Fick was Assistant Manager of Wells Fargo's San Mateo District Trust Office and in 1971 he became Manager of that office as well as Assistant Vice President and Trust Officer of Wells Fargo. In 1974, Mr. Fick was promoted to Vice President and Trust Officer and in November of 1978 was named Manager of Wells Fargo Bank's San Francisco Trust Real Estate Office. In July of 1979, Mr. Fick became Manager of Wells Fargo's Trust Real Estate Department for Northern California, a position he held until leaving Wells Fargo Bank to join Borel. Mr. Fick's previous positions at Borel have included Executive Vice President and Senior Trust Officer in charge of the Trust Department as well as Chief Financial Officer and Corporate Secretary. He is also an owner of L'Armee Suisse, an antique business, Chairman of the Board of Concar Enterprises, Inc., a real estate business holding corporation, and a director of Annabelle Candy Company and serves on the Citizens' Advisory Audit Committee for the town of Atherton.

        Jonathan H. Parker.    Mr. Parker is President–Western Region, with responsibilities for the West Coast affiliates of the Company. Prior to joining the Company as Executive Vice President for

Northern California in January 2003, he worked with the Company as a consultant focusing on acquisition matters. Mr. Parker is a respected expert on marketing and corporate strategy, with sub-specialties in mergers and acquisitions, and turnarounds. He has more than thirty years experience planning and directing business expansion for national and global businesses in a variety of industries. He was a founding Partner in 1980 of the management consulting firm of Edgar, Dunn & Company, a strategy firm headquartered in San Francisco with operations in London, Atlanta, and Sydney. Mr. Parker led the firm's marketing and branding practice and was engaged by CEOs and Boards to advise them on brand strategy, new product development, diversification, new product launches, and acquisitions. Recent engagements included Wells Fargo Bank, AirTouch, the International Olympic Committee, Holiday Inn Worldwide, AT&T, and Monsanto. Prior to helping launch Edgar, Dunn & Co, Parker spent three years at Deloitte & Touche, where his assignments as a manager in the consulting practice developed his business valuation skills. Before joining Deloitte &Touche in San Francisco, he directed a variety of sales and marketing functions for American Airlines, Inc. He serves as a director for Borel, Sand Hill Advisors, Nelson Staffing, Sonoma Valley Boys and Girls Club, and Kitayama, Inc. Pursuant to the terms of the documents evidencing the recent acquisitions of the New Affiliates, the Company has the right to have one or two representatives on each of the New Affiliates' boards of directors. It is expected that Mr. Parker will be elected to the boards of BOS and FSB at the first meeting of the respective boards following the closing of the acquisitions.

        For biographical information regarding the other executive officers of the Company, see "INFORMATION REGARDING DIRECTORS".

COMPENSATION OF EXECUTIVE OFFICERS

        Summary Compensation.    The following table sets forth information concerning the compensation earned during each of the fiscal years ended December 31, 2003, 2002, and 2001, respectively, paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers").

SUMMARY COMPENSATION TABLE

						Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Other Annual Compensation($)(2)		Restricted Stock Awards($)(3)		Securities Underlying Options(#)	All Other Compensation($)
Timothy L. Vaill Chairman and Chief Executive Officer	2003 2002 2001	490,000 420,000 380,000	651,303 601,505 570,000	20,291 49,127 —		302,088 336,600 847,278	(4)	35,700 46,000 60,000	44,039 24,647 24,397	(5) (5) (5)
Arthur J. Bauernfeind Chairman and Chief Executive Officer, Westfield Capital	2003 2002 2001	575,000 575,000 575,000	1,671,099 436,669 —	1411 1001 515	(6) (6) (6)	— — —		15,000 23,000 15,000	6,000 29,524 26,633	(7) (7) (7)
Jonathan H. Parker, President–Western Region(8)	2003 2002 2001	195,577	150,651	398		161,460 — —		5,000
Walter M. Pressey President and Chief Financial Officer	2003 2002 2001	325,000 275,000 225,000	451,303 401,505 300,000	797 1001 —		248,400 112,200 72,000	(9)	18,000 15,000 12,000	7,921 5,500 5,100	(10) (10) (10)
Richard N. Thielen Chairman and Chief Executive Officer, RINET	2003 2002 2001	350,000 290,500 275,706	88,651 18,752 69,000	398 501 —		103,120 — —		10,000 — —	15,622 6,752 5,100	(11) (11) (11)

(1)
Includes Company-wide Longevity Bonus Awards as follows: to Messrs. Vaill, Bauernfeind, and Pressey, awards consisting of unrestricted Common Stock with a value of $1,303 in 2003; cash in the amount of $600 and unrestricted Common Stock with a value of $905 in 2002; cash of $500 and unrestricted Common Stock with a value of $515 in 2001; unrestricted Common Stock with a value of $651 in 2003 to Mr. Parker; and unrestricted Common Stock with a value of $651 in 2003 to Mr. Thielen; cash in the amount of $300 and unrestricted Common Stock with a value of $453 in 2002 to Mr. Thielen; cash in the amount of $500 and unrestricted Common Stock with a value of $519 in 2001 to Mr. Thielen.

(2)
Includes amounts paid to named executive officers to cover taxes incurred in connection with the Longevity Bonus Awards and other benefits for which the executive incurred tax liabilities.

(3)
The value of restricted stock is calculated utilizing the closing market price on the date of grant. Restricted stock awards are fully vested three years from the date of award. Dividends are paid on issued shares of restricted stock. Awards of 4,000 shares made on November 17, 2003 for each of the named officers for a total value of $103,120 per person will be vested four years from the date of grant. The 2001 award of 24,610 shares issued to Mr. Vaill on October 3, 2001 vest according to his SERP agreement.

(4)
At December 31, 2003, Mr. Vaill held 75,510 shares (includes 24,610 shares held in Mr. Vaill's Supplemental Executive Retirement Plan) of restricted stock with an aggregate value of $1,875,668 based upon the closing price of $24.84 on December 31, 2003.

(5)
Includes a $6,000 matching contribution by the Company to Mr. Vaill's 401(k) for Plan Year 2003, $19,511 for the reimbursement of life insurance premiums and $16,607 for the reimbursement of expenses associated with tax and financial planning services and $1,921 for Executive Medical Services benefits; a $5,500 matching contribution by the Company to Mr. Vaill's 401(k) for 2002 and $19,147 in life insurance premiums for 2002; and a $5,250 matching contribution by the Company to Mr. Vaill's 401(k) for 2001 and $19,147 in life insurance premiums for 2001.

(6)
Includes a $614 hedge fund contribution on behalf of Mr. Bauernfeind by Westfield Capital Management in 2003; a $570.99 hedge fund contribution in 2002; and a $514.75 hedge fund contribution in 2002.

(7)
Includes a $6,000 matching contribution by the Company to Mr. Bauernfeind's 401(k) for the Plan year 2003; a $2,891 matching contribution made by the Company to Mr. Bauernfeind's 401(k) for the Plan Year 2002; and $26,633 contributed by the Company to Westfield's profit-sharing plan in 2002 for the 2001 plan year for Mr. Bauernfeind.

(8)
Mr. Parker's base and bonus compensation are pro-rated to reflect a reduced work week.

(9)
At December 31, 2003, Mr. Pressey held 19,000 shares of restricted stock with an aggregate value of $471,960 based upon the closing price of $24.84 on December 31, 2003.

(10)
Represents a $6,000 matching contribution made by the Company to the executive's 401(k) account for 2003 and $1,921 for Executive Medical Services benefits; and matching contributions made by the Company to the executive's 401(k) account for 2002 and 2001 of $5,500 and $5,100, respectively.

(11)
Represents a matching contribution of $6,000 made to the executive's 401(k) account for the Plan Year 2003, a contribution of $7,102 by the Company to RINET's profit-sharing plan in 2003 for the 2002 plan year, life insurance premium of $534 paid for the benefit of the executive in 2003 and $2,520 for parking in 2003; insurance premium of $752 paid for the benefit of the executive in 2002 and a contribution of $6,000 paid by the Company to RINET's profit-sharing plan in 2002 for the 2001 plan year for Mr. Thielen; and a contribution of $5,100 by the Company to RINET's profit-sharing plan in 2001 for the 2000 plan year.

        Option Grants.    The following table sets forth information concerning the individual grants of options to purchase Common Stock to the named executive officers during the fiscal year ended December 31, 2003.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Total Number of Securities Underlying Options Granted(#)(1)	Percent of Options Granted to Employees in Fiscal Year(%)(2)
			Exercise or Base Price ($/Sh)
Name				Expiration Date
					5%($)	10%($)
Timothy L. Vaill	35,700	5.79%	16.72	2/14/2013	375,390	951,311
Arthur J. Bauernfeind	15,000	2.43%	16.72	2/14/2013	157,727	399,711
Jonathan H. Parker	5,000	..81%	19.61	1/16/2013	61,663	156,266
Walter M. Pressey	18,000	2.92%	16.72	2/14/2013	189,272	479,653
Richard N. Thielen	10,000	1.62%	16.72	2/14/2013	105,151	266,474

(1)
These options vest annually in three equal installments beginning on the first anniversary from the date of grant.

(2)
Based on total options of 616,202 awarded during 2003.

        Option Exercises and Holdings.    The following table sets forth information concerning each exercise of options to purchase Common Stock during the fiscal year ended December 31, 2003 by each of the named executive officers and the fiscal year-end number and value of unexercised options to purchase Common Stock.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Name	Shares Acquired On Exercise(#)	Value Realized($)	Number of Unexercised Options at Fiscal Year End(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Option at Fiscal Year End($) Exercisable/Unexercisable(1)
Timothy L. Vaill	—	—	279,450/73,700	4,160,323/441,039
Arthur J. Bauernfeind	—	—	27,750/41,000	303,731/232,559
Jonathan H. Parker	—	—	0/5,000	0/26,150
Walter M. Pressey	—	—	61,157/37,802	984,192/253,454
Richard N. Thielen	—	—	3,334/11,667	54,259/108,326

(1)
Based on the closing price of $24.84 on the NASDAQ National Market System on December 31, 2003, less the exercise price of the option award. Unless exercised, options expire ten years from the date granted.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

        The Company and Mr. Vaill entered into a Supplemental Executive Retirement Agreement in May 2001. The Supplemental Executive Retirement Agreement provides for payments upon retirement or termination of Mr. Vaill. The following table illustrates annual retirement benefits at age 65 available for the various levels of compensation. The amounts listed in the table below are based upon the assumption the agreement continues in its present form. Amounts paid pursuant to the agreement are subject to withholding for any applicable taxes.

Final Average Pay	Years Of Service 10	Years Of Service 15
400,000	$46,680	$70,020
450,000	$52,515	$78,773
500,000	$58,350	$87,525

(1)
The benefits in the above table are calculated as a product of: (i) 1.167%, (ii) the number of years of service and (iii) Mr. Vaill's Final Average Pay.

(2)
Final Average Pay for purposes of this table is based on the three consecutive calendar year periods ending with the year immediately preceding the year in which Mr. Vaill's employment is terminated.

(3)
Mr. Vaill's Supplemental Executive Retirement Agreement provides for a maximum of 15 Years of Service in calculating the retirement benefits under the agreement.

(4)
Mr. Vaill currently has approximately 11 years of credited service.

(5)
Beginning at age 61, Mr. Vaill will vest 20% each year in his retirement benefit and will have vested 100% in the benefit upon age 65. Mr. Vaill has already attained the minimum age for vesting to commence.

Deferred Compensation Plan

        The Company offers a deferred compensation plan that enables certain executives to elect to defer a portion of their income. The amounts deferred are excluded from the employee's taxable income and are not deductible by the Company until paid. The employee selects from a limited number of mutual funds and the deferred liability is increased or decreased to correspond to the market value of these underlying hypothetical mutual fund investments. The increase in value is recognized as compensation expense. Historically, the deferred compensation liability was not funded. However, during 2003, the Company established and funded a Rabbi Trust to offset this liability. The Rabbi Trust holds similar assets and mirrors the activity in the hypothetical mutual funds.

Executive Salary Continuation Agreements

        Borel entered into Executive Salary Continuation Agreements with Messrs. Harold and Ronald Fick in December 1988. As part of the acquisition of Borel, the Company assumed these Executive Salary Continuation Agreements. The Executive Salary Continuation Agreements provide that Borel will pay Harold Fick or Ronald Fick, respectively, a portion of their respective annual salaries for a period of 13 years from the date of retirement. Harold Fick began receiving monthly payments of approximately $6,250 under his Executive Salary Continuation Agreement upon his retirement from Borel in 2001. Harold Fick's Agreement provides for an aggregate of 156 monthly payments. Ronald Fick is fully vested in his benefits under his Executive Salary Continuation Agreement. Under Ronald Fick's Executive Salary Continuation Agreement, upon his retirement (which he has announced will be on February 29, 2004) or in the event he is terminated without cause, he will receive $5,000 per month for 156 months. Such amount may be adjusted annually for changes in the federal cost of living index.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

        The Compensation Committee of the Board of Directors is comprised of the following non-employee Directors of the Company: Eugene S. Colangelo, Chair, Peter C. Bennett, Vice Chair and Kathleen M. Graveline. The Committee provides guidance to management and the Board of Directors on matters of executive compensation and related benefits, and makes recommendations to the Board of Directors where necessary on all compensation and benefits programs of the Company.

Statement of Compensation Philosophy

        Compensation Strategy.    The Board of Directors and the Compensation Committee compensate members of senior management for their contributions to the Company over both the short and the long term, and provide incentives to maximize their performance. Executive compensation is designed to create a performance-oriented environment that differentiates awards based on performance, aligns the interests of senior management with those of the stockholders, attracts and retains key executives critical to the long-term success of the Company and provides compensation opportunities which are fully competitive with those offered in the marketplace. The Compensation Committee reviews compensation studies developed by compensation and benefits consultants hired by the Committee for the Company to determine the competitiveness of its executive compensation program. The relevant market used for compensation analysis includes regional banks of comparable size with a similar business mix, private banking organizations within larger banks, investment management and advisory firms, and financial planning firms. When compared to the mid-range of the relevant market, base salaries are targeted to be at or somewhat below the market, while performance-based compensation, which includes both short-term and long-term incentives, are targeted to be at or above the market.

        Base Salaries.    The purpose of base salary is to attract and retain key executives who are critical to the Company's long-term success by providing a basic level of income comparable to or somewhat below that of executives in similar positions, as well as taking into account the individual's performance and experience. Normal cost of living and appropriate merit adjustments are made periodically. Increases in base salary are also made as a result of significant increases in duties and responsibilities, if the Compensation Committee deems such increases appropriate.

        Short-Term Incentives.    The purpose of the Company's short-term incentive plans is to motivate and reward executives for the achievement of earnings, sales and growth targets, as well as strategic initiatives in a given year in support of a "pay for performance" philosophy. Under this philosophy, the Compensation Committee awards incentive payments in its discretion based on results in three basic performance areas: overall company success, business line sales growth and contribution to overall profitability, and individual performance. Performance is measured primarily on results achieved against internal and external goals, taking into account key indicators such as earnings per share and return on equity, and performance measures as determined by the Compensation Committee each year.

        Long-Term Stock Incentives.    Stock option grants, restricted stock awards and other stock-based grants and awards are made under the Company's 1997 Long-Term Incentive Plan. The purpose of the Company's stock incentive plan is to provide executives opportunities to acquire an ownership interest in the Company. The Compensation Committee believes that ownership of Common Stock will provide an incentive to achieve increases in stockholders' value over the long-term and will assure a closer identification of senior management with the Company's stockholders by providing them with a more direct stake in the Company's economic success and by aligning the interests of senior management with those of the Company's stockholders.

        The Company allocates a pool of awards to the executives and employees of each subsidiary. The number of shares and kinds of awards granted to an executive are based upon a number of factors, including the level of responsibility, individual performance, the Company's performance, the value of the options and awards in relation to the individual's base salary and total compensation versus similar positions in the market, and the amounts and kinds of prior awards. Management discretion is used to determine the amount of each specific award.

        Stock options are awarded at the fair market value on the date of the grant, so that the gains for the executive officers are comparable to those of a stockholder purchasing a share of Common Stock on the same date. Generally, options vest in one-quarter increments, beginning on the date of the grant, and generally expire ten years from the date of the grant. In February of 2004, the Compensation Committee made annual grants of stock options to the Chief Executive Officer and other members of senior management, including the named executive officers.

        In order to retain certain executives who are critical to the strategic and business initiatives contributing to the long-term success of the Company, the Company has awarded them restricted stock that generally vests on either a three year or four year period from the date of the award.

Compensation of Timothy L. Vaill, Chief Executive Officer

        The compensation paid to Timothy L. Vaill, the Chief Executive Officer of the Company and Chief Executive Officer of Boston Private Bank until May 2003, consisted of his annual base salary, a cash and unrestricted stock bonus, awards of stock options and restricted stock. For 2003, the Committee considered the following factors in determining the compensation to be paid to Mr. Vaill: the Company's overall performance, return on equity and earnings per share results; Mr. Vaill's performance against personal goals in four areas including financial earnings, shareholder value, business development and leadership abilities; and the compensation of chief executive officers at similar institutions. Based on these factors, Mr. Vaill's annual compensation, consisting of base salary and an annual performance incentive in the form of a cash bonus, was increased approximately 11.8%

during 2003, and he was awarded 15,000 restricted shares of Common Stock and options to acquire 45,000 shares of Common Stock.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation paid by public companies to specified executive officers. Section 162(m) generally disallows the ordinary business expense deduction for compensation in excess of $1,000,000 paid to a company's chief executive officer and each of the next four most highly compensated executive officers. However, certain performance-based compensation is excluded from the Section 162(m) limits if paid pursuant to plans approved by shareholders of the Company.

        In January 2004 the Compensation Committee adopted certain changes to the structure of the Company's cash incentive compensation program which will be administered as part of the newly adopted Annual Executive Incentive Plan. As a result, subject to shareholder approval of the Plan at the Meeting, the Committee expects that in the future a portion of the Company's annual executive incentive compensation will qualify for treatment as performance-based compensation under Section 162(m). At present, the loss of deductions under Section 162(m) does not have a material impact on the Company.

        The Committee will continue to review each element of compensation and take the appropriate steps to ensure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall compensation program.

The Compensation Committee of the Board

Eugene S. Colangelo, Chair
Peter C. Bennett, Vice Chair
Kathleen M. Graveline

Agreements with Executive Officers and Directors

        The Company entered into an Executive Employment Agreement effective January 1, 1996 (the "Employment Agreement") to extend, amend and restate the terms of Mr. Vaill's then existing employment agreement, which expired in accordance with its terms on December 31, 1995. The Employment Agreement provides for a three-year term which expired December 31, 1998 and has been automatically extended by successive one-year terms each December 31st. The term of the Employment Agreement is automatically extended, unless the Company provides thirty days' prior written notice to the contrary to Mr. Vaill. Notwithstanding the foregoing, pursuant to the terms of the Employment Agreement, the Company may terminate Mr. Vaill for cause (as defined in the Employment Agreement). If the Company terminates the Employment Agreement without cause, Mr. Vaill will be entitled to receive, among other things, his base salary for the remainder of the term plus a pro-rata bonus for the year in which the termination occurs. If Mr. Vaill terminates his employment for good reason (as defined in the Employment Agreement) within three years following a change in control (as defined in the Employment Agreement and described below), Mr. Vaill will be entitled to receive a payment equal to 2.99 times his average annual compensation for the five years preceding the change in control, provided that the Company will not be required to make any payment to the extent such payment would constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (a "Parachute Payment"). The Employment Agreement also provides (i) that upon any voluntary termination by Mr. Vaill of his employment (other than with good reason), he shall not be employed by any significant competitor of the Company (as defined in the Employment Agreement) for two years following such termination, and (ii) that Mr. Vaill shall not disclose any confidential information obtained by him during his employment. Mr. Vaill is also eligible to receive stock options under the 1997 Incentive Stock Option Plan and certain incentive payments directly tied to the profit performance of the Company.

        In addition, in May 2001, the Company entered into a Supplemental Executive Retirement Agreement with Mr. Vaill, which provides for payments to Mr. Vaill upon his retirement or termination of employment with the Company, other than for cause. For a more detailed description of the benefits for which Mr. Vaill is eligible, see "Supplemental Executive Retirement Plan."

        The Company entered into an Employment Agreement effective October 15, 1999, (the "Thielen Employment Agreement") with Mr. Thielen. The Thielen Employment Agreement provides for a six-year initial term expiring on October 15, 2005, which shall be renewed automatically for periods of one year commencing on October 15, 2005 and on each subsequent anniversary thereafter, unless either Mr. Thielen or the Company gives written notice to the other not less than ninety days prior to the date of any such anniversary of such party's election not to extend the term. Mr. Thielen initially received an annual base salary of $258,500, subject to certain adjustments. Commencing with fiscal year ended December 31, 2000, Mr. Thielen is eligible to participate in the annual stock option pool and bonus pool, which were established by the Company for the benefit of certain employees and executive officers. If the Company terminates Mr. Thielen without cause (as defined in the Thielen Employment Agreement), then Mr. Thielen will be entitled to receive his base salary and group health plan benefits for a period until the earlier of (a) the expiration of his term, or (b) twelve months after the date of termination. In addition, the Agreement provides that Mr. Thielen (i) shall not disclose any confidential information obtained during his employment and (ii) shall not solicit customers or employees of the Company for a period ending two years following termination of employment.

        The Company entered into a Change in Control Protection Agreement effective March 19, 1997 (the "Pressey Agreement") with Mr. Pressey. The Pressey Agreement provides for certain payments and other benefits upon the occurrence of a change in control (as defined below) and Mr. Pressey's termination by the Company without cause (as defined in the Pressey Agreement) or by Mr. Pressey for good reason (as defined in the Pressey Agreement) at any time during the three years after a change in control (as defined below). Upon the occurrence of such events, (i) Mr. Pressey will receive a payment equal to 2.5 times his average annual compensation for the five most recent taxable years preceding the change in control; (ii) Mr. Pressey's outstanding unvested stock options and restricted stock awards shall become immediately exercisable or otherwise vested; and (iii) Mr. Pressey will be eligible to receive a pro-rata bonus for the year in which the termination occurs. Notwithstanding the foregoing, the Company will not be required to make any payment to the extent such payment would constitute a Parachute Payment.

        The Company also entered into Change in Control Protection Agreements effective November 17, 2003 with both Mr. Thielen and Mr. Parker (the "Thielen/Parker Agreements"). The Thielen/Parker Agreements provide for certain payments and other benefits upon the occurrence of a change in control (as defined below) and the individual's termination by the Company without cause (as defined in the Thielen/Parker Agreements) or by the individual for good reason (as defined in the Thielen/Parker Agreements) at any time during the three years after a change in control (as defined below). Upon the occurrence of such events, (i) Mr. Parker or Mr. Thielen will receive a payment equal to 2.5 times his total base salary for the year immediately preceding the change in control, plus the average bonus compensation for the three most recent taxable years preceding the change in control; (ii) Mr. Parker's and Mr. Thielen's outstanding unvested stock options and restricted stock awards shall become immediately exercisable or otherwise vested; and (iii) Mr. Parker and Mr. Thielen will be eligible to receive a pro-rata bonus for the year in which the termination occurs. Notwithstanding the foregoing, the Company will not be required to make any payment to the extent such payment would constitute a Parachute Payment.

        For purposes of the Pressey and Thielen/Parker Agreements, a "change in control" generally means the occurrence of any of the following events: (i) any person (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act) of at least 25% or more of the voting stock of the Company; (ii) the majority of the Board of Directors of the Company consists of individuals other than Incumbent Directors (as defined in the Pressey and Thielen/Parker Agreements); or (iii) the stockholders of the Company approve (a) any consolidation or merger of the Company (as defined in the Pressey and Thielen/Parker Agreements), (b) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, or (c) any plan of liquidation of the Company.

        In connection with the acquisition of Borel, the Company assumed certain Executive Salary Continuation Agreements by and between Borel and certain of its executive officers, including Messrs. Harold and Ronald Fick. For a description of the Agreements, see "Executive Salary Continuation Agreements."

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        Messrs. Colangelo and Bennett, and Ms. Graveline served as members of the Compensation Committee of the Board of Directors of the Company during fiscal year ended December 31, 2003. None of these individuals has ever been an officer or employee of the Company.

Report of the Audit and Risk Management Committee of the Board of Directors

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003. The Audit Committee acts under a written charter which specifies the scope of the Audit Committee's responsibilities and how it carries out those responsibilities (see Exhibit A, attached hereto). Each member of the Audit Committee is independent within the definition of the Marketplace Rules of the National Association of Securities Dealers, Inc.

        While the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with the Audit Committee charter, management has primary responsibility for this process including the Company's system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. In addition, the Company's independent auditors and not the Audit Committee are responsible for auditing those financial statements.

        The Audit Committee has reviewed and discussed the Company's December 31, 2003 audited financial statements with management and with KPMG LLP, the Company's independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by statement on Auditing Standards No. 61 (communication with audit committees) as amended by Statement on Auditing Standards No. 90 (audit committee communications). In addition, the Audit Committee has also received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence from the Company. The Audit Committee also considered whether the auditors' provision of non-audit services to the Company is compatible with the independence of KPMG LLP.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

The Audit and Risk Management Committee

Herbert S. Alexander, Chair
Peter C. Bennett, Vice Chair
Eugene S. Colangelo

THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Audit Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2003 and 2002, and fees billed for other services rendered by KPMG LLP.

	2003	2002
Audit fees (1)	$513,892	$337,800
Audit related fees (2)	110,900	153,340
Audit and audit related fees	624,792	491,140
Tax fees (3)	172,860	137,529
All other fees	0	0

Total fees	$797,652	$628,669

(1)
Audit fees for 2003 include fees for the financial statement audits of $364,900, comfort procedures and other SEC filings of $143,012 and tax audit assistance fees of $5,980.

(2)
Audit related fees consisted principally of fees for audits of financial statements of certain employee benefit plans and services related to mergers and acquisitions.

(3)
Tax fees consist of tax consultation fees of $39,470 for mergers and acquisition matters, tax compliance fees of $122,200 and tax fees related to REIT matters of $11,190.

        The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the Commission or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimus" provision in 2003. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

Stockholder Return Performance Graph

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return on companies within the NASDAQ Stock Market and the companies within the SNL $1B-$5B Bank Index prepared by SNL Securities LLC. The calculation of cumulative return assumes a $100 investment in the Company's Common Stock, the NASDAQ Stock Market and the SNL $1B-$5B Bank Index on December 31, 1998.

Boston Private Financial Holdings, Inc.

Total Return Performance
Index Value
350
300
250
200
150
100
50
0
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
Boston Private Financial Holdings, Inc.
NASDAQ - Total US*
SNL $1B-$5B Bank Index

	Period Ending
Index
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Boston Private Financial Holdings, Inc.	100.00	100.00	236.44	264.47	239.71	302.69
NASDAQ—Total US*	100.00	185.95	113.19	89.65	61.67	92.90
SNL $1B—$5B Bank Index	100.00	91.91	104.29	126.72	146.28	198.92

*
Source: SNL Financial LC, Charlottesville, VA. All rights reserved.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information as of February 1, 2004, regarding (i) the security holdings of each person, including any group of persons, known by the Company to be the beneficial owner of five percent (5%) or more of the outstanding Common Stock, (ii) of the beneficial ownership interest in the Common Stock of each director of the Company, and each of the named executive officers of the Company and (iii) the beneficial ownership interest of all directors and executive officers of the Company, as a group. Except as indicated in the notes following the table below, each person or group has sole voting and investment power with respect to all shares of Common Stock listed.

Name and Business Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
T. Rowe Price Associates, Inc. 100 East Pratt Street, Baltimore, Maryland, 21202	1,916,159	(2)	7.61%
Ownership by Directors and Executive Officers*(3)(4)
Herbert S. Alexander	56,654	(5)	**
Arthur J. Bauernfeind	356,892	(6)	1.42
Peter C. Bennett	35,543	(7)	**
Eugene S. Colangelo	105,275	(8)	**
Harold A. Fick	231,321	(9)	**
Ronald G. Fick	234,367	(10)	**
Kathleen M. Graveline	22,208	(11)	**
Lynn Thompson Hoffman	88,260	(12)(13)	**
Richard I. Morris, Jr.	18,533		**
Jonathan H. Parker	12,715	(14)	**
Walter M. Pressey	117,788	(15)	**
Allen L. Sinai	43,417	(13)	**
Richard N. Thielen	102,761	(16)	**
Timothy L. Vaill	471,045	(17)	1.87
All Directors and Executive Officers as a Group (16 persons)	1,866,553	(18)	7.41%

*
Unless otherwise indicated, the address is c/o Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, Massachusetts 02109

**
Represents less than 1%

(1)
Beneficial share ownership is determined pursuant to Rule 13d-3 under the 1934 Act. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed.

(2)
Based on reports filed with the Securities and Exchange Commission and reflecting a December 31, 2003 position.

(3)
The amounts set forth as beneficially owned include shares of Common Stock which such persons had the right to acquire within 60 days of February 1, 2004, pursuant to stock options.

(4)
Percentages held by officers and directors individually and as a group are calculated on the basis of 25,199,753 shares of Common Stock outstanding as of February 1, 2004.

(5)
Includes 24,200 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Alexander pursuant to the Directors' Plan.

(6)
Includes 52,950 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Bauernfeind pursuant to the Long Term Incentive Plan.

(7)
Includes 19,400 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Bennett pursuant to the Directors' Plan.

(8)
Includes 6,766 shares owned by Mr. Colangelo's wife and 16,236 shares owned by two of Mr. Colangelo's children. Mr. Colangelo disclaims beneficial ownership of all such shares. This amount also includes 24,800 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Colangelo pursuant to the Directors' Plan.

(9)
Includes 37,500 shares held as co-trustee for the Sean Alexandre Bovet Trust and Tamara Gacon Trust, 3,331 shares held by Mr. Fick's wife and 2,222 shares held by Fick Investments, a partnership in which Mr. Fick is a general partner. Mr. Fick resigned as co-trustee February 2, 2004. Mr. Fick disclaims beneficial interest in all of the foregoing shares except to the extent of his pecuniary interest therein. Includes 2,500 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Fick pursuant to the Director's Plan.

(10)
Includes 37,500 shares held as co-trustee for the Sean Alexandre Bovet Trust and Tamara Gacon Trust, 2,222 shares held by Fick Investments, a partnership in which Mr. Fick is a general partner, 1,109 shares held by L'Armee Suisse, a sole proprietorship owned by Mr. Fick and his wife. Mr. Fick resigned as co-trustee February 2, 2004. This amount also includes 22,050 shares subject to options issued to Mr. Fick which were exercisable within 60 days of February 1, 2004 and granted to Mr. Fick pursuant to the Long Term Incentive Plan.

(11)
Includes 17,400 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Ms. Graveline pursuant to the Director's Plan.

(12)
Includes 23,000 shares owned by Mrs. Hoffman's husband. Mrs. Hoffman disclaims beneficial ownership of all such shares.

(13)
Includes 24,200 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to each of Mrs. Hoffman and Dr. Sinai pursuant to the Directors' Plan.

(14)
Includes 1,650 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Parker pursuant to the Long Term Incentive Plan.

(15)
Includes 83,149 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Pressey pursuant to the Long Term Incentive Plan.

(16)
Includes 8,300 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Thielen pursuant to the Long Term Incentive Plan.

(17)
Includes 8,600 shares owned by Mr. Vaill's wife. Mr. Vaill disclaims beneficial ownership of all such shares. This amount also includes 307,731 shares subject to options which were exercisable within 60 days of February 1, 2004 and granted to Mr. Vaill pursuant to the Long Term Incentive Plan.

(18)
Includes shares subject to options which were exercisable within 60 days of February 1, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors, and persons who own beneficially more than 10% of the Company's outstanding shares of Common Stock file reports of ownership and changes in ownership with the Commission and NASDAQ. Based solely upon a review of the reports and amendments thereto filed with the Commission under Section 16(a), copies of which are required to be furnished to the Company under Commission regulations, during and with respect to fiscal year 2003, no officer, director or person who owns beneficially more than 10% of the Company's outstanding shares of Common Stock failed to file such reports on a timely basis except that Herbert S. Alexander and Ronald G. Fick each inadvertently failed to timely file reports with respect to one transaction each.

RELATED PARTY TRANSACTIONS

        In connection with the relocation of its headquarters office, Borel entered into a ten-year lease during 1986 for office space located in the Borel Financial Center in San Mateo, California, which is owned by the Borel Estate Company, a limited partnership. Two of the general partners of Borel Estate Company are relatives of Borel's Vice Chairman and Director Harold A. Fick and of Chief Executive Officer and Director Ronald G. Fick. Harold A. Fick is also a director of the Company. The Vice-Chairman of the Board of Borel, Miller Ream, is a general partner in a limited partnership which is the other general partner. The limited partners of Borel Estate Company are Harold A. Fick, Ronald G. Fick and two of their relatives.

        In February 1997, Borel exercised the first of five, five-year options to extend the term of the lease commencing on March 12, 1997. As calculated pursuant to the terms of the lease, the base rent for the additional period was $2.65 per square foot per month. Payment of the base rent was abated for the first six months of the additional period, through September 11, 1997. During 2003, 2002 and 2001, respectively, Borel Estate Company received $1.0 million, $0.9 million, and $0.7 million in rental payments from Borel. In December 2001, Borel exercised its second option to extend the lease for an additional five-year term. The lease payments for this additional period, starting March 13, 2002 were calculated in accordance with the terms of the original lease. The lease calls for a rent adjustment equal to the lesser of: an adjustment for the change in the consumer price index (CPI) for the five year period, or an adjustment to make the rental payments equal to 90% of the agreed upon market rent. The cost would be $3.43 per square foot if based on the agreed upon fair market rent. The cost based on the then current CPI was $3.33 per square foot. The lease was therefore extended for an additional five years at $3.33 per square foot. In July of 2002, Borel acquired an additional 2,957 square feet of rentable space within the building and negotiated inclusion of that space into its existing lease at the same cost of $3.33 per square foot. The lease extension of this additional space calls for renewals at 100% of fair market value. Effective January, 2004, Borel has contracted for an additional 3,039 square feet of space at the Borel Financial Center at $2.50 per square foot for the next 38 months, the term remaining in the second extension to the original lease. Thereafter, the price per square foot will be at market value.

        Dr. Allen Sinai, a Director of the Company, is President, Chief Executive Officer, and Chief Economist of Decision Economics, Inc. ("DEI"). In October, 2001 DEI asserted a claim against Boston Private Bank in the amount of approximately $500,000 for damages allegedly sustained in connection with allegedly unauthorized and forged checks executed by DEI's former office manager over a period of many years in an account at Boston Private Bank. Negotiations ensued between DEI and Boston Private Bank and in January, 2003 Boston Private Bank settled this claim by a payment to DEI in the amount of $150,000. Dr. Sinai recused himself from participation in the negotiations that resolved this claim.

PROPOSAL 2.
TO APPROVE
2004 STOCK OPTION AND INCENTIVE PLAN

PROPOSAL

        Our Board of Directors has adopted the 2004 Stock Option and Incentive Plan (the "2004 Plan") for officers, employees, Non-Employee Directors and other key persons of the Company and its subsidiaries, subject to the approval of the 2004 Plan by our stockholders. In order to keep pace with changes in the market, the Board of Directors believes that the Company should have a more flexible stock plan. The 2004 Plan has been adopted by the Board of Directors to reflect changes in law and update the Company's existing stock plan arrangements accordingly, and to eliminate the existing stock plans' evergreen provisions.

        The 2004 Plan is administered by the Compensation Committee of our Board of Directors (the "Compensation Committee"). The Compensation Committee, in its discretion, may grant stock-based awards, (including Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock, Restricted Stock, Unrestricted Stock, Performance Shares and Dividend Equivalent Rights) to officers, employees and other key persons under the Plan. Non-Employee Directors are also eligible to receive awards under the 2004 Plan.

        Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of common stock that can be issued under the 2004 Plan is 4,000,000 shares of Common Stock; provided that during each fiscal year of the Company, the maximum number of shares of Common Stock available for awards under the 2004 Plan may not exceed five percent of the total shares of Common Stock outstanding as of the last business day of the preceding fiscal year. Based solely upon the closing price of our Common Stock as reported on the NASDAQ National Market on March 3, 2004, the maximum aggregate market value of the securities to be issued under the 2004 Plan would be $109,080,000. The shares issued by the Company under the 2004 Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that awards under the 2004 Plan, the Company's Amended and Restated 1997 Long-Term Incentive Plan (the "1997 Plan") or the Company's Directors' Stock Option Plan (the "Directors' Plan") do not vest or otherwise revert to the Company, the shares of Common Stock represented by such awards may be the subject of subsequent awards.

        To satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), Stock Options or Stock Appreciation Rights with respect to no more than 200,000 shares of common stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period. In addition, during each fiscal year of the Company, no more than three percent of the total shares of Common Stock outstanding as of the last business day of the preceding fiscal year may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards.

VOTE REQUIRED FOR APPROVAL

        The 2004 Plan will not take effect unless it is approved by the affirmative vote of a majority of the votes cast by the holders of the shares of common stock represented and entitled to vote at the annual meeting provided that a quorum is present. Consistent with applicable law, the Company intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, and abstentions will also count in determining total votes cast. Any shares not voted (whether by broker non-vote or otherwise) will have no impact on the proposal for approval of the 2004 Plan, except to the extent that the failure to vote results in less than 50% in interest of all securities entitled to vote actually casting votes.

RECOMMENDATION

        Our Board of Directors believes that stock-based awards can play an important role in the success of the Company by encouraging and enabling the officers, employees, Non-Employee Directors and other key employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our Board of Directors anticipates that providing such persons with a direct stake in the Company's welfare will assure a closer identification of the interests of participants in the 2004 Plan with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. Upon approval of the 2004 Plan by our stockholders, awards will no longer be issued under the 1997 Plan or the Directors' Plan.

        Our Board of Directors believes that the proposed 2004 Plan will help the Company to achieve its goals by keeping the Company's incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the 2004 Plan is in the best interests of the Company and its stockholders and recommends that the stockholders approve the 2004 Plan.

        The Board of Directors recommends that the 2004 Plan be approved, and therefore recommends a vote FOR this proposal.

SUMMARY OF THE 2004 PLAN

        The following description of certain features of the 2004 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2004 Plan that is attached hereto as Exhibit B.

        2004 Plan Administration.    The 2004 Plan provides for administration by a committee of not fewer than two Independent Directors (the "Administrator"), as appointed by the Board of Directors from time to time. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2004 Plan. The Administrator may permit common stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals. In addition, the Administrator may not reprice outstanding Stock Options without prior shareholder approval, other than to appropriately reflect changes in the capital structure of the Company.

        Eligibility and Limitations on Grants.    All full-time and part-time officers, employees, Non-Employee Directors and other key persons of the Company and its subsidiaries are eligible to participate in the 2004 Plan, subject to the discretion of the Administrator. As of February 27, 2004, the number of individuals potentially eligible to participate in the 2004 Plan is approximately 577 persons.

        The maximum award of Stock Options or Stock Appreciation Rights granted to any one individual will not exceed 200,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of Restricted Stock, Deferred Stock or Performance Shares granted to an individual is intended to qualify as "performance based compensation" under Section 162(m) of the Code, then the maximum award shall not exceed 200,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

        Stock Options.    Stock Options granted under the 2004 Plan may be either Incentive Stock Options ("Incentive Options") (within the meaning of Section 422 of the Code) or Non-Qualified Stock Options

("Non-Qualified Options"). Incentive Options may be granted only to employees of the Company or any Subsidiary. Stock Options granted under the 2004 Plan will be Non-Qualified Options if they (i) fail to qualify as Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to other key persons.

        Other Stock Option Terms.    The Administrator has the authority to determine the terms of Stock Options granted under the 2004 Plan. Generally, Stock Options are granted with an exercise price that is not less than the fair market value of the shares of common stock on the date of the Stock Option grant.

        The term of each Stock Option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each Stock Option may be exercised and, subject to the provisions of the 2004 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which Stock Options may be exercised. Stock Options may be made exercisable in installments, and the exercisability of Stock Options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no Stock Option granted under the 2004 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and Stock Options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

        Stock Options granted under the 2004 Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of common stock that are not then subject to restrictions under any Company stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the Stock Option exercise price of the shares being purchased, or, subject to applicable law, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

        To qualify as Incentive Options, Stock Options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

        Except as otherwise provided by the Administrator, an optionee's rights with respect to Stock Options will automatically terminate upon the optionee's termination of employment with the Company or its Subsidiaries for any reason except retirement. If the optionee's employment with the Company or its Subsidiaries terminates due to retirement, the optionee's Stock Options will automatically become fully exercisable and the optionee may exercise the Stock Options for a period of 24 months from the date of termination (or a period determined by the Administrator), or until the original expiration date of the Stock Options, if earlier.

        Stock Options Granted to Non-Employee Directors.    The 2004 Plan provides that during each fiscal year of the Company each Non-Employee Director of the Company may be granted, at the discretion of the Administrator, Non-qualified Options to acquire up to 7,500 shares of common stock, and during each fiscal year of the Company each Non-Employee Director of any Subsidiary (but not the Company) may be granted, at the discretion of the Administrator, Non-Qualified Options to acquire up to 5,000 shares of common stock. Each Non-Qualified Option granted to a Non-Employee Director will have an exercise price equal to the fair market value of the shares of common stock of the Corporation on the grant date and will expire upon the tenth anniversary thereof. Unless otherwise determined by the Administrator, these stock options will be exercisable after the first anniversary of the grant date.

        Stock Appreciation Rights.    The Administrator may award a Stock Appreciation Right either as a freestanding award or in tandem with a Stock Option. Upon exercise of the Stock Appreciation Right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related Stock Option (or, in the case of a freestanding Stock Appreciation Right, the price per share specified in such right) times the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. This amount may be paid in cash, common stock, or a combination thereof, as determined by the Administrator.

        Restricted Stock Awards.    The Administrator may grant shares, at a purchase price determined by the Administrator, of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

        Unrestricted Stock Awards.    The Administrator may also grant shares (at no cost or for a purchase price determined by the Administrator) of common stock that are free from any restrictions under the 2004 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

        Deferred Stock Awards.    The Administrator also may award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights (discussed below). Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

        Performance Share Awards.    The Administrator may grant performance share awards to any participant that entitle the recipient to receive shares of common stock upon the achievement of specified performance goals and such other conditions as the Administrator shall determine.

        Dividend Equivalent Rights.    The Administrator may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2004 Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

        Tax Withholding.    Participants under the 2004 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any Stock Option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to a Stock Option exercise or other award, or by transferring to the Company shares of common stock having a value equal to the amount of such taxes.

        Change of Control Provisions.    The 2004 Plan provides that in the event of a "change of control" as defined in the 2004 Plan, generally all Stock Options and Stock Appreciation Rights will automatically become fully exercisable and that the restrictions and conditions on all awards of Restricted Stock, Deferred Stock Awards and Performance Share Awards will automatically be deemed waived.

        Adjustments for Stock Dividends, Mergers, etc.    The 2004 Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2004 Plan and to any outstanding Stock Options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, all Stock Options and Stock Appreciation Rights will automatically become fully exercisable and the restrictions and conditions on all other stock based awards will automatically be deemed waived. In addition, the 2004 Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding Stock Options or other awards.

        Amendments and Termination.    The Board of Directors may at any time amend or discontinue the 2004 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. Any amendments that materially change the terms of the 2004 Plan, including any amendments that increase the number of shares reserved for issuance under the 2004 Plan, expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the 2004 Plan, or materially change the method of determining Fair Market Value, will be subject to approval by our stockholders. To the extent required by the Code to ensure that Stock Options granted under the 2004 Plan qualify as Incentive Options or that compensation earned under Stock Options granted under the 2004 Plan qualify as performance-based compensation under the Code, 2004 Plan amendments shall be subject to approval by our stockholders.

New 2004 Plan Benefits

        No grants have been made with respect to the shares of Common Stock to be reserved for issuance under the 2004 Plan. The number of shares of common stock that may be granted to executive officers and all employees including non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator. The number of shares of Common Stock that may be granted to Non-Employee Directors in 2004 is indeterminable at this time, as such agreements are subject to the discretion of the Administrator.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 regarding shares of common stock of the Company that may be issued under our existing equity compensation plans, including the 1997 Plan, the Company's Directors' Stock Option Plan (the "Directors' Plan") and the Company's 2001 Employee Stock Purchase Plan (the "ESPP"). Footnote (3) to the table sets forth the total number of shares of Common Stock of the Company issuable upon the exercise of assumed options as of December 31, 2003, and the weighted average exercise price of these options.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	2,699,105	(2,3)	15.11	509,104	(4,5,6)
Equity compensation plans not approved by security holders	N/A		N/A	N/A

Total	2,699,105		15.11	509,104

Footnotes:

(1)
Consists of the 1997 Plan, the Directors' Plan and the ESPP.

(2)
Does not include purchase rights accruing under the ESPP because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(3)
Does not include outstanding options to acquire 55,889 shares, at a weighted-average exercise price of $11.81 per share, that were assumed in connection with the 2001 merger of Borel Bank & Trust Company with and into a subsidiary of the Company, under the Borel Bank & Trust Company's 1989 Stock Option Plan. No future options may be granted under the Borel Bank & Trust Company's 1989 Stock Option Plan.

(4)
Under the evergreen formula in the 1997 Plan, for each fiscal year beginning after December 31, 1997, an aggregate number of shares of common stock as does not exceed four percent (4%) of the total shares of outstanding common stock of the Company as of the last business day of the preceding fiscal year is added to the 1997 Plan. Any shares described in the preceding sentence which are not granted as awards for a fiscal year will not carry over and be available for awards in any subsequent fiscal year. Pursuant to the evergreen formula, 1,006,673 shares have been added to the 1997 Plan on January 1, 2004.

(5)
Under the evergreen formula in the Directors' Plan, for each fiscal year beginning after December 31, 1998, an aggregate number of shares of common stock as does not exceed one percent (1%) of the total shares of outstanding common stock of the Company as of the last business day of the preceding fiscal year is added to the Directors' Plan. Shares described in the preceding sentence which are not granted during a fiscal year will not carry over and be available for grants in any subsequent year. Pursuant to the evergreen formula, 251,668 shares were added to the Directors' Plan on January 1, 2004.

(6)
Includes shares available for future issuances under the ESPP.

Tax Aspects under the U.S. Internal Revenue Code

        The following is a summary of the principal federal income tax consequences of transactions under the 2004 Plan. It does not describe all federal tax consequences under the 2004 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the Stock Option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. Under current law, an optionee will not have any additional FICA (Social Security) taxes upon exercise of an Incentive Option.

        If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the Stock Option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

        If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the Stock Option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    With respect to Non-Qualified Options under the 2004 Plan, no income is realized by the optionee at the time the Stock Option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the Stock Option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the Stock Option.

        Parachute Payments.    The vesting of any portion of any Stock Option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

        Limitation on the Company's Deductions.    As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2004 Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

PROPOSAL 3.
APPROVAL OF THE COMPANY'S ANNUAL EXECUTIVE INCENTIVE PLAN

Introduction

        Our Board of Directors has adopted the Annual Executive Incentive Plan (the "Incentive Plan"), subject to the approval of the Incentive Plan by our stockholders. The Incentive Plan is intended to provide compensation incentives for executive officers within a framework which aligns executive incentive compensation with increases in stockholder value and provides a structure which permits deferral of incentive compensation to retain key employees, while assuring that awards of incentive payments to executive officers from the performance pool to be established under the Incentive Plan each year constitute "performance-based compensation" under Section 162(m) of the Code. Under the terms of the Incentive Plan, within the first 90 days of the Company's fiscal year the Compensation Committee establishes performance objectives for that fiscal year. No incentive payments are made under the Incentive Plan for that fiscal year unless the performance objectives are met for the fiscal year.

        Our Board of Directors believes that the Incentive Plan will advance the interests of the Company and its stockholders by enabling the Company to align the long-term financial incentives of its executive officers with increases in stockholder value. Accordingly, the Board of Directors has voted, subject to stockholder approval, to adopt the Incentive Plan. If our stockholders do not approve the Incentive Plan, the Incentive Plan will be rescinded and no payments will be made under the Incentive Plan. However, the Company reserves the right to provide other forms of incentive payments to its senior executives that may not be deductible by the Company.

        Section 162(m) of the Code generally would disallow the Company a federal tax deduction for compensation in excess of $1 million paid in any fiscal year to any executive officer included in the Summary Compensation Table. This limitation on deductibility does not apply to payments of "performance-based compensation." Awards of incentive payments to executive officers under the Incentive Plan are designed to constitute "performance-based compensation." Although the Compensation Committee generally has the right to amend the Incentive Plan, any amendment that would (i) change the maximum award that might be payable to any eligible executive under the Incentive Plan, or (ii) establish different performance objectives would be subject to stockholder approval in order for the awards of incentive payments to participants to continue to constitute "performance-based compensation" under Section 162(m) the Code.

Vote Required for Approval

        The Incentive Plan will not take effect unless it is approved by the affirmative vote of a majority of the votes cast by the holders of the shares of common stock represented and entitled to vote at the annual meeting, provided that a quorum is present. Consistent with applicable law, the Company intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, and abstentions will also count in total votes cast. Any shares not voted (whether by broker non-vote or otherwise) will have no impact on the proposal for approval of the Incentive Plan, except to the extent that the failure to vote results in less than 50% in interest of all securities entitled to vote actually casting votes.

Recommendation

        The Board of Directors unanimously recommends a vote FOR approval of the Incentive Plan

Summary of the Incentive Plan

        The Incentive Plan is administered by the Compensation Committee which consists of at least two Directors who are "non-employee directors" of the Company as that term is defined under Rule 16b-3 promulgated under the Exchange Act, and "outside directors" of the Company as defined in Section 162(m) of the Code and the regulations promulgated thereunder. The Incentive Plan defines participants as the executive officers of the Company designated by the Compensation Committee.

        Within the first 90 days of the Company's fiscal year, the Compensation Committee will establish a target performance award for each participant and the performance objective or objectives that must be satisfied during the fiscal year. Such performance objectives must be based on the absolute or comparative achievement of one or more of the following criteria, as determined by the Compensation Committee: (i) growth in earnings; (ii) overall earnings level; (ii) growth in overall revenue; (iv) return on average equity; (v) assets under management; (vi) balance sheet assets; and (vii) total shareholder return.

        At the end of each fiscal year, the Compensation Committee certifies in writing whether the performance objectives have been met. If the performance objectives are met for such fiscal year, the Compensation Committee determines and certifies the payout to each participant under the Incentive Plan. The maximum payments that may be made under the Incentive Plan with respect to any fiscal year are (i) $2,000,000 for the Chief Executive Officer, (ii) $1,200,000 for the President and Chief Financial Officer, and (iii) $750,000 for all other participants. In addition, the Compensation Committee has full discretion to reduce the amount of incentive payments payable to any participant. A participant whose employment terminates due to death or becoming disabled prior to the last day of the fiscal year may receive a prorated incentive payment with respect to that fiscal year based on the amount of days the participant was employed in the fiscal year prior to and including the date of death or disability. In the event of a "change in control" as defined in the Incentive Plan, the Compensation Committee as constituted immediately prior to the change in control will have the sole discretion to determine whether and to what extent the performance objectives have been met for the fiscal year in which the change in control occurs.

        Awards may be made in cash, restricted shares of common stock of the Company or options to purchase common stock of the Company, as determined by the Compensation Committee. Any restricted shares or options awarded under the Incentive Plan will be issued from the Company's shareholder-approved stock option plan.

        The Compensation Committee has the right to amend the Incentive Plan. Any amendment that would (i) change the maximum award that might be payable to any participant, or (ii) establish a performance objective other than the performance objectives described above would be subject to stockholder approval in order for the awards of incentive payments to participants from the performance pool to constitute "performance-based" compensation under Section 162(m) of the Code and thus be deductible by the Company.

        There is currently one executive officer who would be eligible for an award under the Incentive Plan for 2004. Since awards to be granted under the Incentive Plan, if any, will be premised upon the achievement of certain performance objectives, and since at all times the grant of such awards may be reduced at the discretion of the Compensation Committee, such grants cannot be ascertained at this time. From time to time, other incentive compensation plans may be established under which executive officers may receive awards at the discretion of the Compensation Committee. These plans may not require stockholder approval.

SOLICITATION OF PROXIES

        The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company's regular employees may also solicit proxies personally or by telephone. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them. Such custodians will be reimbursed for their expenses.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be considered at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company on or before December 17, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposals should be mailed to: Clerk, Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, MA 02109.

        A stockholder of record who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company's By-laws, to the Company at its principal executive office not less than 60 days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, timely notice by the stockholder must be delivered not earlier than the close of business on the later of (a) the 60th day prior to the scheduled date of such annual meeting or (b) the 10th day following the first date on which the date of such annual meeting is publicly disclosed. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to Commission rules governing the exercise of this authority. Any such proposal should be mailed to: Clerk, Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, MA 02109.

EXHIBIT A

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
AUDIT AND RISK MANAGEMENT COMMITTEE CHARTER

I.
GENERAL STATEMENT OF PURPOSE

        The purposes of the Audit and Risk Management Committee of the Board of Directors (the "Audit Committee") of Boston Private Financial Holdings, Inc. (the "Company") are to:

•
assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company's financial statements, and (2) the qualifications, independence and performance of the Company's independent auditors; and

•
prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.
COMPOSITION

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"), (2) satisfy the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the "S-O Act"), and (3) not own or control 20% or more of the Company's voting securities, or such lesser amount as may be established by the SEC in rules promulgated pursuant to Section 301 of the S-O Act. |

        Notwithstanding the foregoing, one Director who (1) is not "independent" as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 301 of the S-O Act, (3) does not own or control 20% or more of the Company's voting securities, and (4) is not a current officer or employee or a Family Member of such employee, may be elected to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member elected under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

        Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall meet the requirements for being a "financial expert" under the rules promulgated by the SEC and have sufficient financial expertise in the accounting and auditing areas.

        The Governance Committee shall recommend nominees for election to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be elected annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.
COMPENSATION

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the

Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.
MEETINGS

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.
RESPONSIBILITIES AND AUTHORITY

A.
Review of Charter

•
The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.
Matters Relating to Selection, Performance and Independence of Independent Auditor

•
The Audit Committee shall have the sole authority to appoint (subject, if applicable, to stockholder ratification), terminate and determine funding for the Company's independent auditor.

•
The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

•
The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

•
The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•
The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

•
The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

•
The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Schedule 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

•
The Audit Committee shall assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.

•
The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

C.
Audited Financial Statements and Annual Audit

•
The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

•
The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

    (i)
    the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company's Annual Report on Form 10-K;

    (ii)
    any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

    (iii)
    the adequacy of the Company's internal controls and procedures for financial reporting;

    (iv)
    major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company's selection or application of accounting principles; and

    (v)
    the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company. |

•
The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•
The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company's internal audit function, and (3) any significant disagreements with management.

•
The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 ("SAS 61") and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others.

    (i)
    any restrictions on the scope of the independent auditors' activities or access to requested information;

    (ii)
    any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

    (iii)
    any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement;

    (iv)
    any management or internal control letter issued, or proposed to be issued, by the auditors; and

    (v)
    any significant disagreements between the Company's management and the independent auditors.

•
The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•
If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

•
Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

•
The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  D.
  Unaudited Quarterly Financial Statements

•
The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71 and 100.

E.
Procedures for Addressing Complaints and Concerns

•
The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•
The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

F.
Regular Reports to the Board

•
The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.
ADDITIONAL AUTHORITY

        The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A.
  Engagement of Advisors

•
The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.
Legal and Regulatory Compliance

•
The Audit Committee may discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

•
The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

C.
General

•
The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•
The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

•
In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•
The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company's Code of Conduct.

EXHIBIT B

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
2004 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Boston Private Financial Holdings, Inc. 2004 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Boston Private Financial Holdings, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

  "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

  "Administrator" is defined in Section 2(a).

  "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.

  "Board" means the Board of Directors of the Company.

  "Change of Control" is defined in Section 16.

  "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

  "Committee" means the Committee of the Board referred to in Section 2.

  "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

  "Deferred Stock Award" means Awards granted pursuant to Section 8.

  "Dividend Equivalent Right" means Awards granted pursuant to Section 11.

  "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 18.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

  "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

  "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

  "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

  "Non-Employee Director" means an Independent Director or a member of the board of directors of a Subsidiary who is not also an employee of the Company or any Subsidiary.

  "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

  "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award or Deferred Stock Award.

  "Restricted Stock Award" means Awards granted pursuant to Section 7.

  "Retirement" means the employee's termination of employment or other service relationship with the Company and its Subsidiaries in accordance with the Company's retirement policy, not including early retirement, generally applicable to its salaried employees, as in effect from time to time.

  "Stock" means the Common Stock, par value $1.00 per share, of the Company, subject to adjustments pursuant to Section 3.

  "Stock Appreciation Right" means any Award granted pursuant to Section 6.

  "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

  "Unrestricted Stock Award" means any Award granted pursuant to Section 9.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Committee.    The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator").

        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i)  to select the individuals to whom Awards may from time to time be granted;

           (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

           (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

         (vii)  to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

        (viii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

        (c)    Delegation of Authority to Grant Awards.    The Administrator, in its discretion, may delegate to the Chief Executive Officer and/or President of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

        (d)    Indemnification.    Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,000,000 shares; provided that for each fiscal year of the Company, the maximum number of shares of Stock that may be available for issuance under the Plan for Awards granted during such fiscal year shall not exceed five percent (5%) of the total shares of Stock outstanding as of the last business day of the preceding fiscal year. Notwithstanding the foregoing, for each fiscal year of the Company, the maximum number of shares of Stock that may be available for issuance under the Plan for Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards granted during such fiscal year shall not exceed three percent (3%) of the total shares of Stock outstanding as of the last business day of the preceding fiscal year. For purposes of these limitations, the shares of Stock underlying any Awards (including any awards granted pursuant to the Company's 1997 Long-Term Incentive Plan and the Company's Directors' Stock Option Plan) which are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 200,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

        (b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

        (c)    Mergers and Other Transactions.    In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the

Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

        Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

        (d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        (a)    Stock Options Granted to Employees and Key Persons.    The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

            (i)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

            (ii)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

            (iii)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving notice of exercise to the Company in a manner set forth by the Administrator, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

              (A)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

              (B)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

              (C)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

            (v)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

        (b)    Stock Options Granted to Non-Employee Directors.

            (i)    Grant of Options.

              (A)  Each Non-Employee Director who is serving as Director of the Company during a fiscal year of the Company may be granted, at the discretion of the Administrator, during such fiscal year Non-Qualified Stock Options to acquire up to 7,500 shares of Stock.

              (B)  Each Non-Employee Director who is serving as Director of a Subsidiary (but not the Company) during a fiscal year of the Company may be granted, at the discretion of the Administrator, during such fiscal year Non-Qualified Stock Options to acquire up to 5,000 shares of Stock.

              (C)  The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(b) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

            (ii)    Exercise; Termination.

              (A)  Unless otherwise determined by the Administrator, an Option granted under Section 5(b) shall be exercisable after the first anniversary of the grant date. An Option issued under this Section 5(b) shall not be exercisable after the expiration of ten years from the date of grant.

              (B)  Options granted under this Section 5(b) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (c)    Non-transferability of Options.    No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

        (d)    Retirement.    Except as otherwise provide herein or in the applicable Award agreement, or subject to Section 14 below, in writing after the Award agreement is issued, any Stock Option held by an optionee whose employment or other service relationship by the Company and its Subsidiaries is terminated by reason of Retirement shall automatically become fully exercisable and may thereafter be exercised for a period of 24 months (or such other period as the Administrator shall specify at any time) from the date of such termination of employment or other service relationship by reason of Retirement, or until the expiration of the stated term of the Stock Option, if earlier.

SECTION 6.    STOCK APPRECIATION RIGHTS

        (a)    Nature of Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

        (b)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

        A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

        (c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

          (i)    Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii)   Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

          (iii)  All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

SECTION 7.    RESTRICTED STOCK AWARDS

        (a)    Nature of Restricted Stock Awards.    A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        (b)    Rights as a Stockholder.    Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

        (c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative.

        (d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year and in the event that any such Restricted Stock shall have a time-based restriction, the restriction period with respect to such shares shall not be less than three years. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

SECTION 8.    DEFERRED STOCK AWARDS

        (a)    Nature of Deferred Stock Awards.    A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that the vesting of any such Deferred Stock Award is subject to attainment of a performance-based goal, the vesting period with respect to such Award shall not be less than one year and in the event that the vesting of any such Deferred Stock Award shall be time-based, the vesting period with respect to such Award shall not be less than three years. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

        (b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

        (c)    Rights as a Stockholder.    During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

        (d)    Restrictions.    A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

        (e)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

        (a)    Performance Criteria.    The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) growth in earnings; (ii) overall earnings level; (iii) growth in overall revenue; (iv) return on average equity; (v) assets under management; (vi) balance sheet assets; and (vii) total shareholder return.

        (b)    Grant of Performance-based Awards.    With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

        (c)    Payment of Performance-based Awards.    Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

        (d)    Maximum Award Payable.    The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 200,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 11.    DIVIDEND EQUIVALENT RIGHTS

        (a)    Dividend Equivalent Rights.    A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

        (b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.    TAX WITHHOLDING

        (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

        (b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 13.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

        (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 14.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 14 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 15.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 16.    CHANGE OF CONTROL PROVISIONS

        Upon the occurrence of a Change of Control as defined in this Section 16:

        (a)   Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

        (b)   Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award and Deferred Stock Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

        (c)   "Change of Control" shall mean the occurrence of any one of the following events:

            (i)  any "person" (as such term is defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act")) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan or trust of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing at least 25 percent or more of the combined voting power of the Company's then outstanding securities;

           (ii)  persons who, as of January 1, 2004, constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a Director of the Company subsequent to January 1, 2004 whose election or nomination for election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Agreement, be considered a member of the Incumbent Board; or

          (iii)  the stockholders of the Company shall approve (A) any consolidation or merger of the Company or its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 25 percent or more of the combined voting power of all then outstanding Voting Securities, then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 17.    GENERAL PROVISIONS

        (a)    No Distribution; Compliance with Legal Requirements.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

        (b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

        (c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

        (d)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

        (e)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 18.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after February 25, 2014.

SECTION 19.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, applied without regard to conflict of law principles.

EXHIBIT C

BOSTON PRIVATE FINANCIAL HOLDINGS
ANNUAL EXECUTIVE INCENTIVE PLAN

SECTION 1.    PURPOSE

        The purpose of the Boston Private Financial Holdings Annual Incentive Plan (the "Plan") is to enable the Company to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn compensation linked to the Company's performance.

SECTION II    DEFINITIONS

  "Board" means the Company's Board of Directors.

  "Change in Control". A "Change in Control" shall be deemed to have occurred in any one of the following events:

  (a) any "person" (as such term is defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act")) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan or trust of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing at least twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

  (b) persons who, as of January 1, 2004, constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director of the Company subsequent to the date of agreement whose election or nomination for election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Agreement, be considered a member of the Incumbent Board; or

  (c) the stockholders of the Company shall approve (i) any consolidation or merger of the Company or its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company.

  "Committee" means the Compensation Committee of the Board.

  "Company" means Boston Private Financial Holdings, Inc.

  "Participant" means each executive officer of the Company designated by the Committee to participate herein with respect to a Performance Period.

  "Performance Period" means each fiscal year.

  "Plan" means the Boston Private Financial Holdings Annual Executive Incentive Plan, as set forth herein and as may be amended from time to time.

  "Section 162(m)" means Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated there under (including any proposed regulations).

SECTION 3.    ADMINISTRATION

        The Plan shall be administered by the Committee consisting of at least two non-employee directors, each of whom satisfies the requirements for an "outside director" as that term is defined under Section 162(m). The Committee shall have the sole authority and discretion to administer and interpret the Plan in good faith to satisfy the requirements for tax deductibility of payments in accordance with Section 162(m). Such authority includes selection of the performance criterion or criteria for any applicable fiscal year and any affected individual participant. Decisions of the Committee shall be final, conclusive and binding on all parties including the Company, its stockholders and participants and their beneficiaries.

SECTION 4.    PERFORMANCE AWARDS

        4(a)    Performance Criteria.    Within 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish the target performance award for each Participant and the performance objective or objectives that must be satisfied in order for a Participant to receive a performance award hereunder for such Performance Period. Any such performance objectives will be based upon the absolute or comparative achievement of one or more of the following criteria, as determined by the Committee: (i) growth in earnings; (ii) overall earnings level; (iii) growth in overall revenue; (iv) return on average equity; (v) assets under management; (vi) balance sheet assets; and (vii) total shareholder return.

        4(b)    Maximum Awards Allowable.    At the end of the Performance Period for an award, the Committee will determine the extent to which the performance objectives established for the Performance Period have been achieved and determine the payout of the performance award. Any provision of this Plan notwithstanding, in no event shall any Participant receive a performance award hereunder in respect of any Performance Period of the Company in excess of amounts listed on the following schedule:

Participant	Maximum Award
Chief Executive Officer	$2,000,000
President & CFO	$1,200,000
All others	$750,000

        4(c)    Negative Discretion.    Notwithstanding anything else contained in Section 4(b) to the contrary, the Committee, at its sole discretion may reduce the amount of a performance award determined using the applicable payment schedule(s) or formula(s) for a given Participant.

        (d)    Death or Disability.    If a Participant dies or becomes disabled prior to the last day of the Performance Period for which the performance award is payable, such Participant may receive a performance award hereunder equal to the maximum performance award payable to such Participant under the preceding sentence multiplied by a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which the Participant's death or disability occurs prior to and including the date of the Participant's death or disability and the denominator of which is the total number of days in the Performance Period or such other amount as the Committee may deem appropriate.

        4(e)    Change in Control.    In the event of a Change in Control, the Committee (as constituted immediately prior to the Change in Control) shall, in its sole discretion, determine whether and to what extent the Performance Criteria and objective have been met for the Performance Period in which the Change in Control occurs.

SECTION 5.    PAYMENTS

        5(a)    In General.    Except as otherwise provided hereunder, payment of any performance award determined under Section IV, shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained and the amount of any such performance award.

        5(b)    Form of Payment.    The Committee shall determine whether any performance award payable under this Plan is payable in cash, or in restricted stock or options.

SECTION 6.    GENERAL PROVISIONS

        6(a)    Effective Date of the Plan.    The Plan shall be effective for the Company's 2004 fiscal year and for each of the subsequent four fiscal years, unless terminated earlier by the Committee, provided that the Plan is approved by the affirmative vote of a majority of the votes cast at the Company's 2004 Annual Meeting of the Stockholders.

        6(b)    Amendment to the Plan.    The Committee may amend or otherwise modify the Plan from time to time as it deems appropriate to service the Plan's purposes. However, the Committee shall not amend the Plan, without the appropriate approval of stockholders of the Company, if such amendment would result in payments not qualifying for deductibility under Section 162(m) as determined by the Committee in good faith.

        6(c)    Designation of Beneficiary.    Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate.

        6(d)    No Right to Continued Employment.    Nothing in this Plan shall be construed as conferring upon any participant any right to continue in the employment of the Company.

        6(e)    No Limitation on Corporate Actions.    Nothing contained in the Plan shall be construed to prevent the Company form taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company as a result of any such action.

        6(f)    Taxes.    Any amount payable to a Participant or a beneficiary under this plan shall be subject to any applicable United States federal, state and local income and employment taxes and any other amounts that the Company is required by law to deduct or withhold from such payment.

        6(g)    Severability.    If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

        6(h)    Governing Law.    The validity, construction and effect of the Plan and any actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Dear Stockholder,

Please take note of the important information enclosed with this proxy card.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 29, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Boston Private Financial Holdings, Inc.

DETACH HERE

Proxy Solicited by the Board of Directors

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Ten Post Office Square, Boston, Massachusetts 02109

The undersigned hereby constitute(s) and appoint(s) Walter M. Pressey and Margaret W. Chambers, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all the shares of Common Stock of Boston Private Financial Holdings, Inc. (the "Company"), held of record by the undersigned on March 3, 2004, at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, April 29, 2004 at 10:00 a.m., Boston time, or any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S) AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ITEMS DESCRIBED IN ALL THREE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto, the Company's Annual Report to Stockholders and the Company's Annual Report on Form 10-K for Fiscal Year 2003, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED? PLEASE PROVIDE NEW ADDRESS BELOW:

BOSTON PRIVATE FINANCIAL
HOLDINGS, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

☒	Please mark votes as in this example.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

1.	To elect four (4) Class I Directors to serve until the 2007 Annual Meeting and until their successors are duly elected and qualified.
	Nominees:	(01) Eugene S. Colangelo, (02) Harold A. Fick, (03) Allen L. Sinai, (04) Timothy L. Vaill
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominees except as noted above
		For	Against	Abstain
2.	To approve a new 2004 Stock Option and Incentive Plan for officers, employees, Non Employee Directors and other key persons of the Company and its subsidiaries.	☐	☐	☐
		For	Against	Abstain
3.	To approve the Boston Private Financial Holdings Annual Executive Incentive Plan.	☐	☐	☐
4.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.
	Mark box at right if you plan to attend the Meeting.			☐
	Mark box at right if an address change has been noted on the reverse side of this card.			☐
Please be sure to sign and date this Proxy.

NOTE: Please sign exactly as your name(s) appear(s) hereon. Where there is more than one holder, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature:	Date:	Signature:	Date:

QuickLinks

BOSTON PRIVATE FINANCIAL HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS
BOSTON PRIVATE FINANCIAL HOLDINGS, INC. Ten Post Office Square Boston, Massachusetts 02109
PROXY STATEMENT Annual Meeting of Stockholders To be held on Thursday, April 29, 2004
GENERAL
VOTING AND QUORUM
ANNUAL REPORT
PROPOSAL 1. ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS
INFORMATION REGARDING EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATED PARTY TRANSACTIONS
PROPOSAL 2. TO APPROVE 2004 STOCK OPTION AND INCENTIVE PLAN
PROPOSAL 3. APPROVAL OF THE COMPANY'S ANNUAL EXECUTIVE INCENTIVE PLAN
SOLICITATION OF PROXIES
OTHER MATTERS
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AUDIT AND RISK MANAGEMENT COMMITTEE CHARTER
BOSTON PRIVATE FINANCIAL HOLDINGS, INC. 2004 STOCK OPTION AND INCENTIVE PLAN
BOSTON PRIVATE FINANCIAL HOLDINGS ANNUAL EXECUTIVE INCENTIVE PLAN